Summary Prospectus November 1, 2025
JPMorgan SmartRetirement® Blend 2025 Fund Class/Ticker: R2/JBRSX R3/JBTUX R4/JBTBX R5/JBBSX R6/JBYSX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2025, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.34	0.34	0.34	0.19	0.09
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.09	0.09	0.09	0.09	0.09
Acquired Fund (Underlying Fund) Fees and Expenses	0.13	0.13	0.13	0.13	0.13
Total Annual Fund Operating Expenses	1.12	0.87	0.62	0.47	0.37
Fee Waivers and/or Expense Reimburse- ments [1]	-0.20	-0.20	-0.20	-0.20	-0.20
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.92	0.67	0.42	0.27	0.17
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The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund (Underlying Fund) Fees and Expenses incurred by an underlying fund) exceed 0.92%, 0.67%, 0.42%, 0.27% and 0.17% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. These waivers are in effect through 10/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	94	336	598	1,345
CLASS R3 SHARES ($)	68	258	463	1,054
CLASS R4 SHARES ($)	43	178	326	755
CLASS R5 SHARES ($)	28	131	243	572
CLASS R6 SHARES ($)	17	99	188	448
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

What are the Fund’s main investment strategies?
The JPMorgan SmartRetirement® Blend 2025 Fund is generally intended for investors who retired or plan to retire around the year 2025 (the target retirement year). Prior to reaching the target retirement year, the Fund sought risk appropriate total return with a shift to current income and some capital appreciation over time as the Fund approached and passes the target retirement year. The Fund assumes a person was or will be at or around age 65 at the target retirement year.
The Fund is designed to provide exposure to equity, fixed income and cash/cash equivalent asset classes by investing in mutual funds and exchange traded funds (ETFs) within the same group of investment companies (i.e., J.P. Morgan Funds), passive ETFs that are managed by unaffiliated investment advisers in certain limited instances (unaffiliated passive ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and/or direct investments in securities and other financial instruments. The Fund may also invest in derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds. “Blend” in the Fund’s name means that the Fund’s adviser uses passive underlying funds and strategies as well as actively-managed underlying funds and strategies.
In allocating the Fund’s assets between actively-managed underlying funds and passive underlying funds, the adviser generally uses passive ETFs for asset classes where the price of the asset is assumed to be fair and accurate, reflecting all relevant information that is available about the value of the asset (efficient markets). Examples of efficient markets include U.S. Large Cap Equities, U.S. Small/Mid Cap Equities, and Developed International Equities. Generally, the amount of the Fund’s assets allocated to passive underlying funds will decrease the closer a Fund is to its target retirement year.
In selecting underlying funds, the adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds available even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. For actively-managed underlying funds, the adviser limits its selection to J.P. Morgan Funds. For efficient markets exposure, the adviser expects to use J.P. Morgan passive ETFs unless the investment is not available. To the extent the adviser determines in its sole discretion that an investment in a J.P. Morgan passive ETF is not available, only then will the adviser consider an unaffiliated passive ETF.
The Fund’s asset allocation strategy is designed to promote asset accumulation tailored to the time when investors retired or expect to retire. As a result, the Fund’s asset allocation strategy changed over time, generally becoming more conservative as it approached the target retirement year. This means the asset allocation strategy started with a greater emphasis on equity investments and gradually shifted to more emphasis on fixed income investments. The anticipated target allocations between asset classes over the life of the Fund are displayed in the “glide path” below. In addition, the Fund's target allocations based on its position along the glide path as of the date of this prospectus are included in the table following the glide path.

Target Allocations[1]
Fixed Income	53.40%
U.S. Fixed Income	40.87%
Inflation Managed	4.50%
High Yield Fixed Income	6.31%
Emerging Markets Debt	1.72%
Equity	42.60%
U.S. Large Cap Equity	22.53%
U.S. Mid Cap Equity	2.98%
U.S. Small Cap Equity	1.65%
REITs	0.85%
International Equity	10.65%
Emerging Markets Equity	3.94%
Money Market Funds/Cash and Cash Equivalents	4.00%
Money Market Funds/Cash and Cash Equivalents	4.00%
Note: Above allocations may not sum up to 100% due to rounding.
1
As of the date of this prospectus, the Fund utilizes both underlying funds and direct investments to implement its target allocations. The amount of the Fund’s assets allocated to underlying funds and direct investments will vary over time. The Fund also has flexibility to utilize derivatives to implement its target allocations.
The adviser will periodically assess the target allocations shown above taking into account various factors, such as current market conditions, assumptions regarding future market performance, time horizon and data on the savings and spending behavior of investors, and may make adjustments. Based on the adviser’s assessment, these adjustments may include modifying the existing allocations among asset classes or, among other things, adding or removing asset classes or maintaining asset allocations for longer or shorter periods of time. As a result of the adviser’s ability to make these modifications, as well as a Fund moving along its glide path each year, the Fund’s actual allocations may differ from what is shown above by +/- 15%. In addition, as the adviser monitors the risk profile of the Fund over various market environments, it may determine that conditions are not favorable and that deviations beyond +/- 15% are necessary to substantially reduce risk in order to preserve capital. Updated information concerning the Fund’s actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.
The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative target allocations around the end of the year of the target retirement year. When the target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, through its investments in underlying funds and through its direct investments. Any of the risks noted below, whether through investments in underlying funds or direct investments, may adversely affect the Fund’s performance and ability to meet its investment objective.
Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the adviser may change the Fund’s target allocation model. It is important that you re-evaluate your investment in the Fund periodically.
Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated passive ETFs, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount). In addition, the adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated passive ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
Active Asset Allocation Risk. The adviser has discretion to make short to intermediate term allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.

Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Index Strategy Risk. The Fund uses passive underlying funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.
Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment in the underlying fund decreases in value.
Inflation-Managed Strategy Risk. The Fund may invest in underlying funds that utilize derivatives and debt securities to mimic a portfolio of inflation-protected bonds. There is no guarantee that this strategy will be effective. In addition, the Fund may be exposed to inflation-protected securities. Unlike conventional bonds, the principal and interest payments on inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). Exposure to TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund and/or an underlying fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s and/or an underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Mortgage-Related and Other Asset-Backed Securities Risk. The Fund and/or underlying funds invest in mortgage-related and asset-backed securities, including so-called “sub-prime” mortgages, that are subject to certain other risks, including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. In periods of either rising or declining interest rates, an underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, an underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Government Securities Risk. Investments in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)) are subject to risks. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund and underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are redeemed, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund may also fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
High Yield Securities and Loan Risk. Investments in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed are subject to risks. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by an underlying fund.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s and/or underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Instruments that have a more limited secondary market have more pronounced liquidity and valuation risk than other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund and/or an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Because the underlying funds may invest in foreign currencies or securities of foreign issuers, investments in such underlying funds are subject to special risks in addition to those of U.S. investments. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit an underlying fund’s ability to buy and sell securities. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in emerging markets.
Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, an underlying fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries, which can increase the risk of loss.

Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer, and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.
Smaller Company Risk. Some of the underlying funds invest in securities of smaller companies (mid cap and small cap companies) which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of securities of larger companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives, including options and futures, may be riskier than other types of investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund's or an underlying fund’s original investment. The Fund and the underlying funds may be more volatile than if they had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund's or underlying funds’ portfolio securities. Certain derivatives expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or an underlying fund does not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation. Derivatives also can expose the Fund and underlying funds to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s or an underlying fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).
Industry and Sector Focus Risk. At times, the Fund and/or an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund and/or an underlying fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Fund or an underlying fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, for both the Fund and underlying funds, large purchases of a fund's shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Bloomberg U.S. Aggregate Index, the S&P Target Date 2025 Index, and a composite benchmark. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The S&P Target Date 2025 Index and the composite benchmark are the Fund’s additional indices and are more representative of the Fund’s investment universe than the regulatory index. The composite benchmark for the Fund is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified

Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the target allocations of the Fund and is adjusted over time to correspond to changes in the target allocations of the Fund. Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares (which are not offered in this prospectus). The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been different to those shown because Class R4 Shares have different expenses as Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The S&P Target Date 2025 Index, S&P 500 Index and S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright 2024, J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Blend Funds have been developed solely by J.P. Morgan Investment Management Inc. (JPMIM). The JPMorgan SmartRetirement Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	2nd quarter, 2020	11.88%
Worst Quarter	1st quarter, 2020	-13.08%

The Fund’s year-to-date total return	through	9/30/25	was	11.27%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	9.00%	4.92%	5.73%
Return After Taxes on Distributions	7.60	3.62	4.45
Return After Taxes on Distributions and Sale of Fund Shares	5.45	3.37	4.02
CLASS R2 SHARES
Return Before Taxes	8.20	4.14	4.95
CLASS R3 SHARES
Return Before Taxes	8.42	4.40	5.22
CLASS R4 SHARES
Return Before Taxes	8.73	4.67	5.49
CLASS R5 SHARES
Return Before Taxes	8.93	4.83	5.63
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	-0.33	1.35
S&P TARGET DATE 2025 INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	8.44	5.55	6.14
JPM SMARTRETIREMENT BLEND 2025 COMPOSITE BENCHMARK (Reflects No Deduction for Fees, Expenses, or Taxes)	8.61	5.03	5.93
After-tax returns are shown for only the Class R6 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Daniel Oldroyd	2012	Managing Director
Ove Fladberg	2022	Managing Director
Anshul Mohan	2023	Managing Director
Jeffrey A. Geller*	2012	Managing Director
*
Mr. Geller has announced his retirement from JPMIM to be effective in late 2026. Mr. Geller will continue to serve on the Fund’s portfolio management team until the first quarter of 2026, at which time a subsequent announcement will be made regarding the specific date that Mr. Geller will continue to serve as an advisor to management and investment teams through his retirement date in late 2026.
Purchase and Sale of Fund Shares
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.
For Class R6 Shares
To establish an account
$5,000,000 for Discretionary Accounts
$5,000,000 for Institutional Investors
$15,000,000 for Other Investors
To add to an account	No minimum levels
There is no minimum investment for other eligible Class R6 investors, as described in the “Investing with J.P. Morgan Funds – Choosing a Share Class – Eligibility” section.
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-SRB2025-R2R3R4R5R6-1125